Item 77 Q(1)(e)

New or Amended Investment Advisory Contracts

Form of Investment Management Contract dated November 17, 2010 between Stone Harbor Emerging Markets Income Fund and Stone Harbor Investment Partners LP is incorporated herein by reference to Exhibit (g) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2 filed on December 21, 2010, accession number: 0001193125-10-285376.